AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 21, 2008 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information about new investment Sub-advisers for Multimanager Mid Cap Growth Portfolio, Multimanager Large Cap Growth Portfolio and Multimanager Small Cap Value Portfolio and a change in portfolio managers for the Multimanager Technology Portfolio.

In Appendix B, the following portfolio manager information for Westfield Capital Management Company LP (“Westfield”) and Goodman & Co. NY Ltd. (“Goodman”) replaces the portfolio manager information for RCM Capital Management LLC and TCW Investment Management Company, respectively, with respect to the Multimanager Large Cap Growth Portfolio:

Multimanager Large Cap Growth Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	December 31, 2007.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Westfield Capital Management Company LP
Arthur J. Bauernfeind*	14	3,767	1	17	596	10,029	0	N/A	1	17	15	1,020
William A. Muggia*	14	3,767	4	813	594	9,244	0	N/A	4	813	15	1,020
Ethan J. Meyers*	14	3,767	1	17	578	9,981	0	N/A	1	17	15	1,020
Scott R. Emerman*	14	3,767	1	17	592	9,981	0	N/A	1	17	15	1,020
Matt Strobeck*	14	3,767	1	17	595	10,007	0	N/A	1	17	15	1,020

Goodman & Co. NY Ltd.
Noah Blackstein*	6	750.4	0	N/A	0	N/A	6	750.4	0	N/A	0	N/A

*	Information as of May 31, 2008

WESTFIELD CAPITAL MANAGEMENT COMPANY LP

Description of any material conflicts

Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the investment committee must allocate their time and investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee and those that do not. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield will bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm’s Code of Ethics.

Portfolio Manager Compensation

William A. Muggia, President, CEO CIO, and Partner of Westfield Capital, is responsible for the overall management of the Fund. As with all strategies at Westfield, investment decisions for the Fund are made at the product level by consensus of the Westfield Investment Committee (“IC”). The IC is composed of five primary portfolio management team members and Westfield’s security analysts. All members of the investment committee are eligible to receive four components of compensation:

•	All investment committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment committee members, with the exception of Mr. Muggia and Mr. Strobeck, are eligible to receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and contribution to the investment performance of Westfield Capital.

•

All investment committee members are eligible to receive a bonus pool distribution award. This award is derived from a pool based on 40% of the operating profit of Westfield. Individual awards are determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives as well as and longevity at the firm.

•

All investment committee members are eligible to receive equity awards. Those committee members who receive equity will sign non-competition agreements with Westfield Capital. Effective July 1, 2008, all investment committee members will receive equity.

Additionally, as manager of four limited partnerships, Mr. Muggia is entitled to receive a portion of any performance fees earned on the partnerships. Mr. Muggia is also granted discretion to award a portion of any performance-based fees earned by such limited partnerships to any member of Westfield.

Ownership of Securities of the Portfolio as of June 30, 2008

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Arthur J. Bauernfeind	X
William A. Muggia	X
Ethan J. Meyers	X

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Scott R. Emerman	X
Matthew Strobeck	X

GOODMAN & CO. NY LTD.

Description of any material conflicts

At time of writing, we do not believe any material conflicts would arise in the management of the Fund’s investments by the portfolio manager and the other accounts referred to in column (a)(2). In order to ensure such conflicts do not arise, we have a stringent Fair Allocation Policy that ensures clients are all treated equally. In addition, we have procedures in place to identify any potential conflicts of interest and any such issues are reviewed by the Independent Review Committee that represents interests of clients. Should any material conflict arise in the future, we would notify the Fund immediately and take immediate steps to resolve it.

Portfolio Manager Compensation

Base Salaries

A generous base salary that is in line with industry standards is paid and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Annual bonus is dependent on the following factors:

•	Performance for short, medium and long-term performance, with long-term results gathering the greater weight;

•	Performance is considered total return and gross of taxes;

•	Level of assets under management;

•	Contribution to investment team for investment insights and recommendations and contribution to marketing efforts;

Long-term Incentive Program

A further bonus, one that is deferred, is paid in parent company shares that vest after a three-year period. The level of this bonus is dependent on the usual factors for bonus plus an awareness of the portfolio manager’s key role in the management of his funds.

Stock Incentives in Parent Company, DundeeWealth Inc.

Key individuals, such as executive management and senior investment professionals, including the portfolio manager for this product, may be provided with stock incentives that are dependent on factors individual to each.

Stock Purchase Program

Up to 10% of an employee’s salary may be purchased in the stock of the publicly-listed parent company, DundeeWealth Inc., and the contribution will be matched 100% by GCICL.

Contributions to Group RRSP

GCICL has a phased in program for contributions, starting with a match of up to 20% of an employee’s contribution in the first year of employment to a match of 100% of such contributions by the 5th year of an employee’s tenure with the firm. Tax rules in the Canadian market permit a maximum contribution of $19,000 to a group RRSP. As such, GCICL contribution would be $9,500 annually.

Performance Based Fees

The other funds managed by the portfolio manager incur performance-based fees and he participates in a portion of those fees. Since the Trust will not be charged performance-based fees, there will be some differences in the compensation to the manager by the Fund as opposed to other clients.

Ownership of Securities of the Portfolio as of June 30, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Noah Blackstein	X

*****

In Appendix B, the following portfolio manager information for Wellington Management Company, LLP (“Wellington Management”) replaces the portfolio manager information for Provident Investment Counsel, Inc., with respect to the Multimanager Mid Cap Growth Portfolio:

Multimanager Mid Cap Growth Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	December 31, 2007.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Wellington Management Company LLP
Stephen Mortimer*	9	3,500	1	126.3	5	644.5	0	N/A	0	N/A	1	97

*	Information as of May 31, 2008

WELLINGTON MANAGEMENT COMPANY LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of June 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager‘s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell Mid Cap Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance.

Ownership of Securities of the Portfolio as of June 30, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Stephen Mortimer	X

*****

In Appendix B, the following portfolio manager information for Pacific Global Investment Management Company (“Pacific Global”) is added with respect to the Multimanager Small Cap Value Portfolio:

Multimanager Small Cap Value Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	December 31, 2007.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Pacific Global Investment Management Company
George A. Henning*	3	186	0	N/A	110	51	0	N/A	0	N/A	0	N/A

*	Information is as of May 31, 2008

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

No material conflicts of interest have been identified in connection with Mr. Henning’s management of the Registered Investment Companies identified above or the Fund’s investments, on the one hand, and the investments of other accounts included above, on the other. However, Mr. Henning will report any perceived conflicts of interest to Pacific Global’s Chief Compliance Officer should they arise. Pacific Global’s compliance program provides written procedures related to trade aggregation and other potential conflicts of interest. The Chief Compliance Officer monitors compliance with these procedures as a component of Pacific Global’s compliance program.

Portfolio Manager Compensation

For the fiscal year ended December 31, 2007, Mr. Henning received a fixed salary and a retirement plan, including cash and non-cash arrangements, from Pacific Global for services rendered including portfolio management services provided to the Registered Investment Companies and the Other Accounts included above.

Ownership of Securities of the Portfolio as of June 30, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
George A. Henning	X

*****

In Appendix B, the following portfolio manager information for Wellington Management Company, LLP (“Wellington Management”) is added with respect to the Multimanager Technology Portfolio:

Multimanager Technology Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total
	assets in the accounts managed within each category, as of December 31, 2007.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Wellington Management Company LLP
Nicolas B. Boullet*	4	50.8	8	44.8	6	31.4	0	N/A	2	14	0	N/A

*	Information is as of May 31, 2008

WELLINGTON MANAGEMENT COMPANY LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington

Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of June 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager‘s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell Mid Cap Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance.

Ownership of Securities of the Portfolio as of June 30, 2008

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Nicolas B. Boullet	X

*****

In Appendix C, the proxy voting policy of Goodman as presented below, is included.

GOODMAN & COMPANY N.Y., LTD.

PROXY VOTING GUIDELINES

Goodman & Company N.Y., Ltd. (“Goodman & Company N.Y.”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

Goodman & Company N.Y. is a subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including Goodman & Company N.Y.

The purpose of this document is to outline the general guidelines used by Goodman & Company N.Y. for voting proxies received from companies held in Funds managed by Goodman & Company N.Y.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Goodman & Company N.Y., in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, Goodman & Company N.Y. may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, Goodman & Company N.Y., or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Goodman & Company N.Y. fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Goodman & Company N.Y. proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Goodman & Company N.Y. will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Goodman & Company N.Y. fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Goodman & Company N.Y., on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Goodman & Company N.Y. will not vote proxies received for issuers of securities that are no longer held in a Fund. Goodman & Company N.Y., on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, Goodman & Company N.Y., in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Goodman & Company N.Y. provides sub advisory investment management services to a registered investment company, Goodman & Company N.Y. will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. Goodman & Company N.Y. will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Goodman & Company N.Y. is a subsidiary of DundeeWealth. Some of the Funds may hold common shares of DundeeWealth or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Goodman & Company N.Y. or its employees in connection with the exercise of voting rights of the Funds attached to the DundeeWealth shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds' voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of DundeeWealth shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Goodman & Company N.Y. has instituted procedures to help ensure that a Fund's proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by DundeeWealth and without taking into account any consideration relevant to DundeeWealth or any of its associates or affiliates.

Goodman & Company N.Y. will maintain records relating to a Fund’s proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Goodman & Company N.Y. that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director of Compliance, Investment Counsel to amend this document when necessary to reflect changes at Goodman & Company N.Y. and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquires should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto Ontario, M5C 2V9.

*****

In Appendix C, the proxy voting policy of Pacific Global as presented below, is included.

Pacific Global Investment Management Company

Portfolio Proxy Voting

Policies and Procedures

Pacific Global Investment Management Company (PGIMC) purchases and holds stock of companies which we believe will be a good investment for our clients. When those companies have issues which are put to shareholder votes, we are focused on the investment implications of each issue. Our review process is based on, above all other considerations, the best interests of our clients.

Proxy Administration

Each PGIMC client elects either to retain proxy voting authority himself or herself or to grant proxy voting authority to PGIMC. Once granted, the proxy voting authority will remain in effect until written instructions are received by PGIMC.

PGIMC assumes the fiduciary duty to vote proxies in a manner consistent with the best interests of the clients for whom it has been granted proxy voting authority.

PGIMC may purchase the voting stock of companies based in the U.S. as well as foreign countries. These companies may be well-known large-cap companies or mid-capitalization or small capitalization companies which are chosen for their specific growth potential.

PGIMC has established a Proxy Committee to decide how to vote proxies of portfolio companies. The Proxy Committee consists of PGIMC's portfolio managers and investment operations management. PGIMC anticipates that, in most instances, the Proxy Committee will determine how to vote proxies based on the information developed in the course of day-to-day portfolio management activities, the information supplied in the proxy materials, and the guidelines in this Policy. As explained below, however, where a proxy raises an unusual corporate governance issue, a potential conflict or interest, or in whatever circumstance the Proxy Committee deems appropriate, the Proxy Committee will consult with the portfolio managers, legal counsel, or whatever other resources the Proxy Committee may deem appropriate to make an informed decision in the interests of clients.

The Proxy Committee’s consideration of proxy issues focuses on the investment implications of each issue. One of the key factors PGIMC considers in evaluating a particular company, in addition to revenue and earnings performance, is the quality and depth of its management. Additionally, PGIMC considers independent research provided by third parties and information presented by the company and its management.

Because the strength of management is such an important factor in PGIMC's investment decisions, in reviewing the proxy issues of large-capitalization and mid-capitalization companies, particularly routine proxy issues, PGIMC expects that the Proxy Committee usually will carefully consider the recommendations of the company’s management. In evaluating small capitalization companies, PGIMC places particular emphasis on the strength of management. Thus, in those circumstances, the Proxy Committee will closely scrutinize the recommendation of management. When the Proxy Committee believes that the proxy issues present unusual corporate governance or other extraordinary issues, the Proxy Committee will consult with other resources in accordance with the procedures described below.

PGIMC believes that its investment in any large capitalization or mid-capitalization company could be easily liquidated without harm to clients if the Proxy Committee concludes that the investment implications of a proxy issue would be unfavorable to the company’s performance relative to other investment opportunities or otherwise harmful to clients. When such a determination is made, PGIMC will liquidate its position.

The Proxy Committee will consider only the interests of its clients in voting proxies which may present a potential conflict of interest. PGIMC does not anticipate that conflicts will arise frequently, because it and its affiliates for the most part do not engage in the types of business activities that would give rise to potential conflicts affecting the proxy voting process. For example, PGIMC’s affiliates do not engage in underwriting or other investment banking activities that might give rise to pressures to vote a certain way to obtain investment banking assignments. Likewise, PGIMC’s officers and employees are not directors of portfolio companies. In the past, PGIMC has not advised or sought assignments to provide investment advice to portfolio companies or their affiliated entities, such as pension funds. However, PGIMC may seek such assignments in the future. If in the future such an assignment or potential assignment would create a potential conflict with respect to a proxy issue, the Proxy Committee will consult with additional resources in accordance with the procedures described below.

Unusual Issues and Potential Conflicts of Interest

The Proxy Committee will consult with the portfolio managers, legal counsel, and such other resources as the Proxy Committee deems appropriate to analyze proxy issues that raise corporate governance issues or potential conflicts of interest. The evaluation of corporate governance issues seeks to determine whether the issues would adversely affect the client’s investment and make the company less attractive to own. The Proxy Committee will consider the recommendation of the company’s management as well as the evaluation of the portfolio manager. Because PGIMC’s positions in portfolio companies typically are a small percentage of the outstanding shares, the Proxy Committee will also consider cost in determining whether to obtain independent outside evaluations (i.e., advice from an independent person other than personnel of the adviser or legal counsel) to determine how to vote on a significant corporate governance issue. The Proxy Committee will weigh the benefit of obtaining independent evaluations against the cost and the influence the PGIMC’s vote may have in the outcome of the proxy issue.

Our Positions

The Proxy Committee has established proxy voting guidelines that it believes reflect desired principles of corporate governance and behavior. We have described below several issues which routinely appear in proxies along with our positions.

Corporate Governance – We generally oppose measures that would limit the rights of shareholders to act on possible transactions. For example, we generally oppose measures that call for a supermajority of shareholder approvals and we support cumulative voting.

Management Compensation – We evaluate plans on a case-by-case basis. We generally oppose compensation packages which we view as overly generous while we support programs that we believe provide reasonable incentives for performance. We also oppose programs that contain excessively dilutive stock option plans. For example, we have voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders.

Mergers and Acquisitions – We give careful consideration to the investment merits of any merger or acquisition involving a portfolio investment and consider, to the extent reasonable, third party analyses.

Social and Corporate Responsibility Issues – We believe that it is management's responsibility to handle ordinary business matters. Accordingly, we generally vote with management recommendations on these matters. However, if the issue will negatively impact the ability of the company to achieve its investment goals, we will oppose it.

Summary

PGIMC is committed to participating in and, where appropriate, actively communicating with corporate management. We believe that we can best serve our clients’ interests by voting proxies consistent with this policy.

*****

In Appendix C, the proxy voting policy of Westfield as presented below, is included.

Westfield Capital Management Company, LLC

Proxy Voting Policy

Revised October 2007

Policy Statement and Introduction

Westfield Capital Management Company, LLC (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

This memorandum sets forth WCM’s policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Proxy Committee

WCM has a Proxy Committee (the “Committee”) composed of individuals from the investment committee, marketing staff and compliance department. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2	considers special proxy issues as they may arise from time to time.

As of the date of these procedures, the following members of WCM will serve on the Committee:

Brandi McMahon, Senior Compliance Associate, Chairperson

Heather Witte, Marketing and Client Service Associate

John Montgomery, Vice President and Portfolio Strategist

Karen DiGravio, Chief Financial Officer, Chief Compliance Officer and EVP

Zureen Khairuddin, Proxy Associate, Assistant Chairperson

Proxy Voting Administration

WCM’s Proxy Associate, under supervision of the Proxy Committee, has the following duties:

1.	oversee the work of any third party vendor hired to process proxy votes;

2.	monitor the ballot reconciliation conducted by third party vendor, and disseminate the reconciliation of ballots and missed/unvoted proxy reports to the Proxy Committee quarterly, utilizing the customized reporting in the Glass, Lewis Viewpoint proxy platform;

3.	review and approve votes on Glass, Lewis & Co. Viewpoint Proxy Platform;

4.	maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;

5.	prepare and distribute reports requested by WCM clients;

6.	maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

7.	escalate issues on recurring problems reported;

8.	communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to the Glass, Lewis;

9.	report any conflict of interest as listed later in this document to the Proxy Committee and obtain a approval from the committee, if an override is necessary; and

10.	conduct due diligence annually on third party proxy vendors.

Proxy Voting Guidelines

WCM maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.

Proxy Associate reviews the proxy agenda against WCM’s guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in the Glass, Lewis Viewpoint Proxy Platform. Any contentious issues, especially, special meeting agenda or contested meeting will be referred to the Security Analyst. If WCM is among the Top 20 shareholders, the Proxy Associate will confirm the recommended votes with the Security Analyst.. The Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override.

A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to exceptions as follows:

1.	If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.

2.	For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM’s regular Guidelines. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

3.	For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis’ Social Responsible guidelines, when specific SRI issues are not covered.

4.	Information on WCM’s proxy voting decision may only be distributed to the company. No such information may be divulged to other parties, including solicitors working with the company, unless written notification from the company instructs such release of information.

5.	The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

6.	In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis’ recommendations and that WCM not retain any discretion over such proxies.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1.	A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department

2.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

3.	For all meetings where we are voting against policy as requested by the Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company’s Board of Directors up for reelection and then obtain the approval from the Proxy Committee. In addition, the Proxy Associate will review the material conflict of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee’s attention and Exhibit C will be completed and retained.

Recordkeeping

The Proxy Associate, will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.

2.	electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.	records of each vote cast for each client;

4.	a reconciliation of Westfield holdings vs. ballots received;

5.	monthly ballot reconciliation report;

6.	monthly missed/unvoted ballot report;

7.	internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.,

8.	written reports to clients on proxy voting and of all client requests for information and WCM’s response.

9.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

Exhibit A

Westfield Capital Management Company, LLC

Proxy Voting Guidelines

For

SEPARATELY MANAGED ACCOUNTS &

SUB-ADVISORY MUTUAL FUND ASSETS

INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also use the research and recommendation from our vendor, Glass, Lewis & Co for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsibility. If the stock is not in our research universe, WCM will default to Glass, Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass, Lewis research recommendation. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

•	WCM will withhold votes for any nominee for director if

•

The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass, Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	WCM will withhold votes for any nominee for the:

•	audit committee who sits on more than three public company audit committees; or

•	compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

•	compensation committee who is currently up for election and served at the time of poor pay-for-performance.

•	WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

•

For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independent standards, WCM may refer to Glass, Lewis research recommendations.

•

WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

•

WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

•

WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

•

WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

•

WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers

•	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

•

WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.

B. Compensation Plans

•	Stock Incentive/Option Plans

•	WCM will vote for performance based options requirements; and

•

WCM will vote for equity based compensation plans if our research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance; and

•	WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

•

WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

•	WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price; and

•	WCM will vote for stock options if the stock options are fully expensed; and

•

WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

•	WCM will vote for all deferred compensation plans

•	WCM will vote for all bonus plans recommended by the company’s management

In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

•	WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

•	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	WCM will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

•

WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets

•	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures

WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	WCM will vote for proposals to adopt fair price provisions.

F. Auditors

WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:

•	WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

G. Other Business Matters

WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:

•	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

•	WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.

II. Shareholder Proposals

•	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•

WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.

•	WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

•	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

•	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

•	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

•

Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

•	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Exhibit B

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:

2.	Date of Meeting:

3.	Referral Item(s):

4.	Description of WCM’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Where a proxy proposal raises a material conflict between WCM’s interests and a client’s interest, WCM will obtain approval from the Proxy Committee.

WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section

6.	Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:	Zureen Khairuddin
Title:	Proxy Associate